Stock Incentive Plan	9 Months Ended
Sep. 30, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

6. Stock Incentive Plan

          During January 2011, the Company adopted a non-employee directors’ stock option plan (the “Directors’ Plan”) to provide incentives to attract and retain directors. The Directors’ Plan provides for the grant of options to purchase a specified number of Units (“Options”) to directors, who are not employees of the Company. A Compensation Committee (“Committee”) was established to administer the Directors’ Plan. The Committee is responsible for granting Options and for establishing the exercise price of Options. As of September 30, 2011, the Company has granted Options to purchase approximately 42,000 Units under the Directors’ Plan and recorded approximately $58,000 in compensation expense.